EXHIBIT 10
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    INDEPENDENT AUDITORS' CONSENT AND REPORT ON FINANCIAL STATEMENT SCHEDULES



The Board of Directors of Horace Mann Life Insurance Company and Contract Owners of the Horace Mann Life Insurance Company Separate Account:

The audits referred to in our report on Horace Mann Life Insurance Company (the Company) dated April 18, 2003 included the related financial statement schedules as of December 31, 2002, and for each of the years in the three-year period ended December 31, 2002, included in the registration statement. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the basic statutory financial statements taken as a whole, present fairly in all material respects the information set forth herein.

We consent to the use of our reports included herein and to the reference to our firm under the heading "Financial Statements" in the Statement of Additional Information.








Chicago, Illinois
July 17, 2003